Financial instruments	12 Months Ended
Dec. 31, 2021
Financial instruments
Financial instruments
25 Financial instruments

Financial assets and financial liabilities are recognised in Just Eat Takeaway.com’s statement of financial position when Just Eat Takeaway.com becomes a party to the contractual provisions of the instrument. Financial assets and financial liabilities are initially measured at fair value, except for trade receivables which are measured at their transaction price. Transaction costs that are directly attributable to the acquisition or issue of financial assets and financial liabilities (other than financial assets and financial liabilities at fair value through profit or loss) are added to or deducted from the fair value of the financial assets or financial liabilities, as appropriate, on initial recognition. Transaction costs directly attributable to the acquisition of financial assets or financial liabilities at fair value through profit or loss are recognised immediately in profit or loss.

The classification of financial assets is based on the business model in which the asset is held and the contractual terms of the financial asset that give rise to cashflows.

Financial assets are classified into one of three measurement categories:

•           Amortised cost;

•           Fair value through the statement of other comprehensive income (FVOCI); or

•           Fair value through profit or loss (FVTPL).

Just Eat Takeaway.com recognises a loss allowance for expected credit losses on investments in debt instruments that are measured at amortised cost or at FVTOCI, lease receivables, trade receivables and contract assets. The amount of expected credit losses is updated at each reporting date to reflect changes in credit risk since initial recognition of the respective financial instrument.

Financial liabilities are classified as either financial liabilities or as equity in accordance with the substance of the contractual arrangements and the definitions of a financial liability and an equity instrument. The convertible bonds have two components, one that creates a financial liability (the obligation to make scheduled payments of interest and principal) for Just Eat Takeaway.com and one that grants an option to the holder of the instrument to convert it into an equity instrument of the entity. These components are recognised separately as debt and equity respectively.

Financial liabilities are subsequently measured at amortised cost using the effective-interest method, with interest expense recognised in the profit or loss.

Derivative financial instruments are recognised initially at fair value at the date a derivative contract is entered into and are subsequently remeasured to their fair value at each reporting date. The resulting gain or loss is recognised in profit or loss immediately. A derivative with a positive fair value is recognised as a financial asset whereas a derivative with a negative fair value is recognised as a financial liability. Derivatives are not offset in the financial statements unless Just Eat Takeaway.com has both a legally enforceable right and intention to offset.

Capital management

Just Eat Takeaway.com manages its capital to ensure that entities in Just Eat Takeaway.com will be able to continue as going concern while maximising the return to stakeholders through the optimisation of the debt and equity balance. Just Eat Takeaway.com’s overall strategy remains unchanged from 2020.

The capital structure of the Company consists of net debt (borrowings as disclosed in Note 22 after deducting available cash and cash equivalents as disclosed in Note 19) and shareholders’ equity (comprising issued ordinary share capital, share premium, reserves and accumulated deficits as disclosed in Note 20).

The Management Board reviews the capital structure of the Company on a quarterly basis. As part of this review, the Management Board considers the cost of capital and the risks associated with each class of capital.

€ millions	2021	2020
Short-term borrowings	37	9
Long-term borrowings	2,204	474
Lease liabilities	375	87
Cash and cash equivalents	(1,320)	(529)
excl. restricted cash	254	41
Net debt	1,550	82
Equity	13,050	8,481

Net debt is defined as borrowings, including lease liabilities, net of available cash and cash equivalents. Equity includes all capital and reserves that are managed as capital.

Financial risk management objectives

Just Eat Takeaway.com’s activities are exposed to a number of financial risks. Just Eat Takeaway.com seeks to minimise the effects of market risk, credit risk and liquidity risk based on charters and policies.

Derivatives

Just Eat Takeaway.com entered into forward contracts totaling USD 77 million (2020: USD 30 million) and GBP nil (2020: GBP 29 million) as at 31 December 2021. Just Eat Takeaway.com does not apply hedge accounting and does not enter into derivative financial instruments for speculative purposes. It is the policy of Just Eat Takeaway.com to enter into foreign exchange forward contracts to manage the foreign currency risk associated with US dollar-denominated operating costs and intercompany loans. The forward contracts have maturity dates ranging between January 2022 and December 2022.

Market risk

Just Eat Takeaway.com’s activities expose it to the financial risks of changes in foreign currency exchange rates and interest rates. There has been no change to Just Eat Takeaway.com’s exposure to market risk or the manner in which these risks are managed and measured.

Foreign currency risk

Foreign exchange risk is the risk to earnings or capital arising from movement of foreign exchange rates. Just Eat Takeaway.com undertakes transactions denominated in foreign currencies and therefore currency fluctuations may impact Just Eat Takeaway.com’s financial results.

The carrying amounts of Just Eat Takeaway.com’s main foreign currency denominated monetary assets and liabilities at the reporting date are as follows:

€ millions	31 December 2021 Assets	31 December 2021 Liabilities	31 December 2020 Assets	31 December 2020 Liabilities
EUR	49	15	52	56
CAD	4	75	36	15
GBP	74	87	26	44
USD	309	34	13	6
DKK	68	13	1	26

Foreign currency sensitivity
Just Eat Takeaway.com is mainly exposed to changes in foreign currency fluctuations of the Euro, Canadian dollar, British pound, United States dollar and Danish krone.

A sensitivity analysis was performed to determine the impact on Just Eat Takeaway.com’s loss and equity of a 5% change in the relevant foreign currency exchange rates, with all other variables held constant. The analysis included only outstanding foreign currency denominated monetary assets and liabilities (i.e. those monetary assets and liabilities denominated in a currency that differs from the Just Eat Takeaway.com entities’ functional currencies). The euro relates to exposure to the exchange rate fluctuations of the euro within subsidiaries which have other functional currencies.

The percentage used (5%) is based on the sensitivity rate used when reporting foreign currency risk internally to key management personnel and represents management’s assessment of the reasonably possible change in foreign exchange rates. It was concluded that a reasonably possible change in the relevant foreign currency exchange rates would have an immaterial impact on Just Eat Takeaway.com’s loss.

Interest rate risk

Just Eat Takeaway.com is exposed to interest rate risk due to existing borrowings at both fixed and floating interest rates. The risk is managed by the Management Board by maintaining an acceptable mix between fixed and floating rate borrowings. As at 31 December 2021, certain subsidiaries of Just Eat Takeaway.com are borrowers under the RCF and the loan agreement with ING N.V. with a floating interest rate. The loan was entered into in December 2021 and is repayable at the end of the two year borrowing period. Any change in the interest rate for the period from receipt of the loan and the end of the reporting period will not have a significant impact. Reference is made to Note 22 for more information on the loan.

As at 31 December 2021, Just Eat Takeaway.com had no outstanding drawings under the Just Eat RCF.

An analysis of the undiscounted cash flows of financial liabilities is detailed in the liquidity risk management section of this Note.

Credit risk

Credit risk refers to the risk that a customer or other counterparty will default on its contractual obligations resulting in financial loss to Just Eat Takeaway.com. In the event Just Eat Takeaway.com decides to assume more credit risk through asset concentrations or adoption of new credit standards in conjunction with untested business lines, it will properly evaluate the impact this action will have on its liquidity.

Just Eat Takeaway.com structures the levels of credit risk it undertakes by placing limits on the amount of risk accepted in relation to one borrower, or groups of borrowers and industry segments. Such risks are monitored on a revolving basis and are subject to frequent review. The Management Board periodically discusses the level of credit exposure from Partners and corporate accounts at its meetings. Just Eat Takeaway.com usually collects trade receivables within seven days. Refer to Note 16 for details on Just Eat Takeaway.com’s exposure to credit risk and the measurement bases used to determine expected credit losses for trade receivables.

Trade receivables consist of a large number of unrelated Partners in various geographical areas. Just Eat Takeaway.com’s credit risk is reduced by its business model which allows it to offset payables to Partners against receivables. Just Eat Takeaway.com does not have significant credit risk exposure to any single counterparty. The credit risk on liquid funds is limited because the counterparties are financial institutions with strong credit-ratings assigned by international credit-rating agencies.

Liquidity risk

This is the risk to earnings or capital arising from a possible scenario that Just Eat Takeaway.com might not be able to meet its obligations when they come due, without incurring unacceptable losses. Liquidity risk includes the inability to manage unplanned decreases or changes in funding sources. Liquidity risk also arises from a failure to recognise or address changes in the market conditions that affect the ability to liquidate assets quickly and with minimal loss in value.

Ultimate responsibility for liquidity risk management rests with the Management Board, which has established an appropriate liquidity risk approach for the management of Just Eat Takeaway.com’s short-, medium- and long-term funding and liquidity management requirements. Just Eat Takeaway.com manages liquidity risk by maintaining adequate reserves, by continuously monitoring cash flows, and by matching the maturity profiles of financial assets and liabilities.

The table below summarises the maturity profile of Just Eat Takeaway.com’s financial liabilities. The table sets forth the undiscounted cash flows at the earliest date on which Just Eat Takeaway.com can be required to pay. The tables include both interest and principal cash flows:

€ millions	Less than one year	Between one and five years	More than five years
31 December 2021
Lease liability	59	201	137
Convertible bonds & Senior Notes	37	431	1,558
Bank Loan	-	300	-
Revolving credit facility	-	-	-
Trade and other liabilities	1,082	-	-
Total monetary liabilities	1,178	932	1,695

31 December 2020
Lease liability	22	49	21
Convertible bond	9	581	-
Revolving credit facility	-	-	-
Trade and other liabilities	713	-	-
Total monetary liabilities	744	630	21

For leases, reference is made to Note 26.

Fair value measurements

The Management Board considers that the carrying amounts of financial assets and financial liabilities, other than the convertible bonds and the senior notes, recognised in the consolidated financial statements 2021 approximate their fair values. The valuation techniques described below have been applied to determine the fair value.

Woowa investment
As at 31 December 2021, Just Eat Takeaway.com’s 0.24% equity investment in Woowa Brothers Corp. acquired in 2019 amounts to €9 million and is measured at FVTPL (31 December 2020: €8 million). The investment is included in Other non-current assets.

There have been no additions or disposals and the gain recognised in 2021 amounted to €1.1 million (2020: €0 million). The fair value has been determined with reference to unobservable inputs such as similar types of companies with similar market share. This constitutes a level 3 valuation within the fair value hierarchy. A change of 5% in the inputs used would result in a change of approximately €0 million in the fair value as per 31 December 2021.

Based on the unobservable inputs used to determine the fair value, the investment was transferred from level 2 to level 3 within the fair value hierarchy. Transfers are recognised at the end of the reporting period.

Derivatives
The forward contracts are included in 'Other assets' (2020: 'Other liabilities') and the respective gains and losses are recognised in the Statement of profit or loss and other comprehensive income. A fair value gain of €2 million (2020: fair value loss of €2 million) was recognised in 2021.

The fair value is determined based on the present value of future cash flows using the forward exchange rates at the end of the reporting period and high credit quality yield curves in the respective currencies. This constitutes a level 2 valuation within the fair value hierarchy.

Bonds, senior notes and bank loan
The fair value of the convertible bonds amounts to €1,412 million (2020: €538 million) and of the senior notes amounts to €438 million (2020: nil) as at 31 December 2021. The fair value deviates from the carrying amount due to changes in market interest rates and credit spreads since the date of issue of the convertible bonds, which carry a fixed coupon interest rate.

The fair value is determined using observable inputs including, amongst other things, credit spreads. This constitutes a level 2 valuation within the fair value hierarchy. Management considers the carrying value of the loan received from ING N.V. to approximate its fair value.